SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Fixed Income Opportunities Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.
Portfolio Manager(s)
John D. Ryan, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2010.
Kevin Bliss, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Thomas J. Sweeney, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.
Onur Uncu, PhD, Director. Portfolio Manager of the fund. Began managing the fund in 2017.

Please Retain This Supplement for Future Reference

December 8, 2017
PROSTKR-993